Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2016
Cash And Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 3: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consisted of the following:

	June 30, 2016	December 31, 2015
Cash at banks	$9,180	$37,719
Short-term deposits	29,039	115
Total cash and cash equivalents	$38,219	$37,834
The bank accounts are legally owned by the entities referenced in Note 1.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.